                            JOINT FILING INFORMATION

Reporting Person:     SOROS FUND MANAGEMENT LLC

Address:              250 WEST 55TH STREET
                      38TH FLOOR
                      NEW YORK, NY 10019

Designated Filer:     SOROS FUND MANAGEMENT LLC

Issuer and Symbol:    EXA CORPORATION [ EXA ]

Date of Event
Requiring Statement:  9/11/2017

Signature:            /s/ Regan O'Neill
                      -----------------
                      Regan O'Neill, as Assistant General Counsel

Reporting Person:     GEORGE SOROS

Address:              250 WEST 55TH STREET
                      38TH FLOOR
                      NEW YORK, NY 10019

Designated Filer:     SOROS FUND MANAGEMENT LLC

Issuer and Symbol:    EXA CORPORATION [ EXA ]

Date of Event
Requiring Statement:  9/11/2017

Signature:            /s/ Regan O'Neill
                      -----------------
                      Regan O'Neill, as Attorney-in-Fact

Reporting Person:     ROBERT SOROS

Address:              250 WEST 55TH STREET
                      38TH FLOOR
                      NEW YORK, NY 10019

Designated Filer:     SOROS FUND MANAGEMENT LLC

Issuer and Symbol:    EXA CORPORATION [ EXA ]

Date of Event
Requiring Statement:  9/11/2017

Signature:            /s/ Regan O'Neill
                      -----------------
                      Regan O'Neill, as Attorney-in-Fact